UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atlantic Union Bankshares Corp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/AUB. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/AUB The Sample Company Shareholder Meeting Notice 03LAMB + + Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation to be held on May 3, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation (the “Annual Meeting”) are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and 2021 Annual Report to Shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. Otherwise, you will not receive a paper or email copy. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 23, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM M M M M M M M M M MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY 000004 MMMMMMM If no electronic voting, delete QR code and control # ∆≈ If no electronic voting, delete QR code and control # ∆≈ Online Go to www.envisionreports.com/AUB or scan the QR code — login details are located in the shaded bar below. Votes submitted online by ESOP participants must be received by 3:00 p.m., Eastern Time, on April 28, 2022. Your vote matters – here’s how to vote!

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/AUB. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Atlantic Union Bankshares Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 23, 2022 The 2022 Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation (the “Company”) will be held on Tuesday, May 3, 2022, 10:00 a.m. Eastern Time, virtually via the Internet at meetnow.global/MW9HGLM Shareholders of record at the close of business on March 9, 2022 are entitled to vote at the Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3. The proposals are as follows: 1. To elect nine directors to serve until the 2023 annual meeting of shareholders: 01 - John C. Asbury 02 - Patrick E. Corbin 03 - Daniel I. Hansen 04 - Jan S. Hoover 05 - Thomas P. Rohman 06 - Thomas G. Snead, Jr. 07 - Ronald L. Tillett 08 - Keith L. Wampler 09 - F. Blair Wimbush 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; 3. To approve, on an advisory (non-binding) basis, the Company’s executive compensation ; and 4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Notice to Atlantic Union Bankshares Corporation ESOP Participants. The shares represented by this notice include any shares allocated to your account in the Atlantic Union Bankshares Corporation Employee Stock Ownership Plan and Trust (“ESOP”). By following the instructions for online voting on the reverse side, you will also be voting all the shares of Atlantic Union Bankshares Corporation allocated to your ESOP account. If you do not vote the shares represented by this notice, the trustee will vote the shares allocated to your ESOP account in the same proportion as it votes the shares of ESOP participants who have voted, subject to the trustee’s fiduciary duties. You cannot vote your ESOP shares in person at the meeting. Your voting instructions to the ESOP trustee will be held in strict confidence and will not be revealed to any employee or director of the Company. Shareholder Meeting Notice